McMoRan Exploration Co.

3rd Quarter 2008 Conference Call

James R. Moffett **Richard C. Adkerson**

Co-Chairmen of the Board

October 20, 2008

www.mcmoran.com
www.mpeh.com

MMR
LISTED
NYSE

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties; estimated exploration and development costs; the potential Main Pass Energy Hub™ Project; and the potential restart of sulphur production operations at Main Pass Block 299. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: adverse conditions such as high temperature and pressure that could lead to mechanical failures or increased costs; variations in the market prices of oil, natural gas and sulphur; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; costs and other contingencies associated with potentially restarting sulphur operations; as well as other general exploration and development risks and hazards. These and other factors are more fully described in McMoRan's 2007 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "estimates of proved, probable and possible reserves (3P reserves)" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2007.

This presentation also contains certain financial results before special items, which are non-GAAP financial measures. As required by SEC Regulation G, reconciliations of these measures to amounts reported in McMoRan's consolidated financial statements are in the supplemental schedules of this presentation.

3Q08 Highlights

Sales Data	3Q08	9 mos. 2008
Natural Gas		
Volumes *(Bcf)*	13.5	49.6 *(1)*
Average Realization *(per Mcf)*	$10.67	$10.62
Oil		
Volumes *(mm bbls)*	0.8	3.0
Realization *(per bbl)*	$124	$114
Plant Products		
Volumes *(Bcfe)*	2.3	7.0 *(1)*

Financial Results *(in millions)*		
Revenues	$285 *(2)*	$956
Net Income Before Hurricane Charge & Mark-to-Market *(3)*	$62	$226
Net (Loss) Income *(4)*	$(6)	$76
EBITDAX *(5)*	$211	$709
Operating Cash Flows	$254	$636
Capital Expenditures	$76	$187
Cash	$161	$161

(1) Reflects an increase to natural gas volumes of 0.7 Bcf and plant product volumes of 0.2 Bcfe to record royalty relief for 1H08.
(2) Includes an increase to revenues of $9.4 million associated with royalty relief for the 1H08.
(3) See reconciliation of this non-GAAP measure on page 31.
(4) Includes $152.6 million, $2.37 per share, in charges associated with certain properties damaged in Hurricane Ike and a gain of $82.3 million, $1.28 per share, for unrealized mark-to-market charges on open derivative contracts and a loss of $2.5 million, $0.03 per share, in 3Q08 and for the nine months ended Sept. 30, 2008, respectively.
(5) See reconciliation of this non-GAAP measure on page 32.

Status Report Post 3Q Hurricanes

- **Hurricane Gustav – Landfall Sept. 1, 2008**
  - **No Significant Damage to McMoRan Properties**
- **Hurricane Ike – Landfall Sept. 13, 2008**
  - **Significant Damage to 6 Platforms**
  - **Comprising 3% of Production and 2% of Reserves**
- **Production**
  - **Averaged 296 MMcfe/d in July/August**
  - **3Q08 Actual: 225 MMcfe/d**
  - **Current: 140 MMcfe/d**
  - **4Q08 Estimate: 180 MMcfe/d***
  - **Expect to Reach 280-290 in 1H09***

Production by Month
(MMcfe/d)


309
283
79
JUL
AUG
SEP

- **$152.6 MM in Charges for Hurricane Damage**
  - **Expect to Realize Substantial Insurance Recovery**

** Timing of restoring production is dependent on downstream pipelines and facilities operated by third parties*

Achievement of Significant Debt Reduction

(US$ millions)


$1,410 (1)
Convertible Debt
$1,194
$375 (2)
$300
$1,500
$1,000
$500
$0
Total Debt
At Time of Acquisition in August 2007
9/30/08

NOTE: Used $450 million in net proceeds from concurrent equity/equity linked offering in November 2007 to reduce debt

(1) Convertible debt as of June 30, 2007 included $101 MM in 6% convertible senior notes due in July 2008 and $115 MM in 5.25% convertible notes due in 2011

(2) Convertible debt as of Sept 30, 2008 included $75 MM in 5.25% convertible senior notes due in 2011. These notes have a $16.575 per share conversion price.

McMoRan Debt Maturities 9/30/08


(US$ millions)
$400
$300
$200
$100
$0
$0
$0
$0
$75
5.25% Conv. Senior Notes (1)
$0
$0
$300
11.875% Senior Notes
$0
2008
2009
2010
2011
2012
2013
2014
Thereafter
Credit Facilities
Public Debt
Convertible Debt

Total Capitalization at 9/30/08

Revolving Credit Facility	$ -0-
Senior Notes Issued in 2007	$300
Sub-Total	$300
Convertible Debt	75
Total Debt	$375
Consolidated Cash	$161

(1) Conversion price of $16.575 per share common

MCMORAN EXPLORATION CO.

July/August 2008 Average Production Rates For Top Fields (MMcfe/d)


"Liberty Canal" Gross: 40; Net: 11
LA State Lease 18090 "Long Point" Gross: 37; Net: 10
"Laphroaig" Gross: 41; Net: 16
Grand Isle 3 Gross: 18; Net: 7
South Pelto 9 Gross: 29; Net: 8
Main Pass 138 Gross: 7; Net: 6
South Marsh Island 212 "Flatrock"(1) Gross: 121; Net: 29
South Marsh Island 49 (2) Gross: 8; Net: 7
Main Pass 299 Gross: 12; Net: 10
Vermilion 215 Gross: 7; Net: 6
Eugene Island 182 Gross: 21; Net: 11
South Timbalier 148 Gross: 16; Net: 7
South Marsh Island 141 Gross: 10; Net: 6
South Timbalier 193 Gross: 13; Net: 6
South Timbalier 299 Gross: 14; Net: 9
Eugene Island 318 Gross: 13; Net: 8
Eugene Island 346 Gross: 17; Net: 7
Eugene Island 251 Gross: 17; Net: 7
Current Status Post Hurricane
Production Restored
Shut In Since Hurricane

(1) Includes production from three wells. The No. 2 and No. 3 wells commenced production on July 6 and July 31, respectively

(2) Field incurred significant damage in Hurricane Ike

NOTE: Amounts are before production consumed in operations.

Recent Flatrock Results

- Flatrock Nos. 1, 2 and 3 Currently Producing
  - ~ 170 MMcfe/d Gross; 32 MMcfe/d Net to McMoRan
  - No. 2 Well: ~ 100 MMcfe/d Gross
- Flatrock No. 4 - Completing in Primary *Rob-L* Sand
  - Should be Capable of Producing at Similar High Rates Seen in Flatrock No. 2
- Flatrock No. 5 – Spud July 1, 2008
  - Drilling Below 15,800' Towards PTD of 18,400'
  - Logged *Rob-L* Pay in October
- Flatrock No. 6 – To Spud in 4Q08
  - Will Target Deeper *Operc* and Possibly Penetrate Upper *Gyro* Sands
  - PTD of 19,700'
- Production Can be Brought on Quickly Utilizing Existing Infrastructure

Flatrock Field Status Report



Flatrock Wells No. & Location	Well Type	Total Pay Intervals	Net Feet of Pay (1)	Status
1 – "A"	Discovery	8	260	Producing
2 – "B"	Delineation	8	289	Producing
3 – "D"	Delineation	8	256	Producing
4 – "C"	Development	2	116	Completing
5 – "E" (2)	Development	2	90	Drilling
6 – "F" (3)	Delineation	n/a	n/a	To Spud in 4Q08

(1) Confirmed with wireline logs.
(2) Located 1,800' west of No. 4 well between the No. 1 and No. 2 wells
(3) Located on South Marsh Island Block 217 and 3,100' southeast of the No. 3 well

Flatrock Major Discovery




208
207
211
212
213
FLATROCK
Discovery
Productive
Drilling
Proposed Locations
ONE MILE
ROB L
#2
#5
#4
#1
OPERC
#3
218
217
216
GYRO
#227
#225
#223
HURRICANE
HURRICANE DEEP
Flatrock #2 ("B" loc.)
• 8 stacked pay sands
• 289 net feet of pay
• 114 MMcfe/d test rate
• Online July 6, 2008 in Rob-L
Flatrock #1 ("A" loc.)
• 8 stacked pay sands
• 260 net feet of pay
• Online Jan. 28, 2008 in Operc
Flatrock #5 ("E" loc.)
• 2 stacked pay sands
• 90 net feet of pay
• Spud July 1, 2008
• Drilling
• Proposed TD 18,400'
Flatrock #4 ("C" loc.)
• Spud April 9, 2008
• 2 stacked pay sands
• 116 net feet of pay
• Completing
• Online 4Q08
Flatrock #3 ("D" loc.)
• 8 stacked pay sands
• 256 net feet of pay
• Online July 31, 2008
Flatrock "F"
• To spud 4Q08
• Proposed TD 19,700'
#223, #227 - Rob L Production
#225 - Evaluating
#226 - PRODUCTIVE

Located on OCS 310 at South Marsh Island Block 212 in 10 Feet of Water

5 Successful Wells Drilled to Date

NOTE: McMoRan owns a 25% Working Interest and an 18.8% Net Revenue Interest.

McMoRan EXPLORATION CO.

Deeper Pool Success in OCS 310/ LA State Lease 340 Area



LA STATE LEASE 340
FLATROCK #2 ONLINE 3Q08
FLATROCK #4 Completing
FLATROCK #5 Drilling
FLATROCK #1 ONLINE 1Q08
FLATROCK #3 Online 3Q08
FLATROCK "F" McMoRan Proposed
MOUND POINT WEST McMoRan Proposed
MOUND POINT McMoRan #2
MOUND POINT El Paso #1(114) ONLINE 4Q03
GLADSTONE WEST McMoRan Proposed
GLADSTONE EAST McMoRan Proposed
MOUND POINT SOUTH McMoRan #5
TOM SAUK McMoRan #7 Drilling
OCS 310
3 MILE LINE
HURRICANE McMoRan #223 McMoRan #227 ONLINE 1Q05
HURRICANE DEEP McMoRan #226 ONLINE 1Q08
JB MOUNTAIN El Paso #218ST El Paso #219 ONLINE 2Q03
JB MOUNTAIN DEEP McMoRan #224
BLUEBERRY HILL McMoRan #1
LEGEND
Discoveries
Productive
Drilling
Proposed Locations
1 Miles
17S5E
Z
Z'
A
A'
G
G'
10/08
Ammazzo

OCS 310/LA State Lease 340 – Gross Unrisked Potential For The Area Below Shallow Production


LA STATE LEASE 340
OCS 310
3 MILE LINE
LIGHTHOUSE POINT .5 TCFE
FLATROCK/HURRICANE 1.5 TCF
TIGER SHOAL FIELD 3.3 TCFE
GLADSTONE 0.45 TCF
MD. PT. WEST 0.5 TCF
MOUND POINT 2.6 TCFE
MD. PT. SOUTH/ Tom Sauk 0.5 TCF
BLUEBERRY HILL 0.5 TCF
J.B. MOUNTAIN 0.5 TCF
J.B. MOUNTAIN DEEP 0.5 TCF
SMI 236 FIELD .5 TCFE
17S5E
209
208
207
210
211
212
213
219
218
216
214
220
221
222
223
224
225
232
231
230
229
228
227
226
1 Miles
Productive
Discovery
Drilling
Proposed
Proven Deep Areas
Potential
Historical Shallow Production
10/08

NOTE: We use certain phrases and terms in this presentation, such as "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Tom Sauk Exploration Prospect



Located on Louisiana State Lease 340 in < 10 Feet of Water


298
297
296
1
13S6E
McMoRan #5
Mound Point South
TA
McMoRan #7
Drilling
215
214
299
8
ONE MILE
224
225
300
Tom Sauk
9
10/08

MMR WI: 18.3%

MMR NRI: 14.5%

Current Depth: 12,500'

PTD: 19,000'

- **Lies Below Significant Shallow Production at Mound Point**
- **Targeting *Operc/Gyro* Sands Updip From Mound Point South**
- **Gross Unrisked Potential: 500 Bcfe***

* *Includes potential for Mound Point South on west side of structure*

Hurricane Deep/JB Mountain/Mound Point South/Tom Sauk Cross Section



Hurricane Deep
JB Mountain
Mnd. Pt. South
A
NW
McMoRan #226
El Paso #220
SE SW
EL PASO #218
TA
McMoRan #5
McMoRan Tom Sauk
McMoRan MPE #6
A'
NE
Tiger Shoal Field Shallow Production 3.4 TCFG
Mound Point Shallow Production 2.6 TCFG
10000
15000
20000
25000
ROB-L
ROB-L
UNCONFORMITY
OPERC
OPERC
Producing
Producing
GYRO
GYRO
GYRO
"Big Blue" Fault
12 Miles
10/08

Gladstone East Exploration Prospect



Located on Louisiana State Lease 340 in < 10 Feet of Water


207
293
294
295
17S5E
212
213
298
297
217
216
215
214
McMoRan Gladstone West
McMoRan Gladstone East
ONE MILE
Gladstone
10/08

MMR WI: 33.1%

MMR NRI: 24.5%

To Spud in 4Q08

PTD: 18,050'

- **Located ~ 5 miles East of Flatrock Field**
- **Lies Below Significant Shallow Production on Western Flank of Mound Point**
- **Targeting *Rob-L/Operc* Sands**
- **Gross Unrisked Potential: 450 Bcfe**

Flatrock/Gladstone/Mound Point Cross Section



Flatrock
Gladstone
Mound Pt.
G
W
McMoRan #1
Prop. West Loc.
Prop. East Loc.
McMoRan #2
El Paso #1
McMoRan MPE #6
G'
E
Tiger Shoal Field Shallow Production 3.4 TCFG
Mound Point Shallow Production 2.6 TCFG
10000
15000
20000
25000
ROB-L
ROB-L
Producing
Producing
UNCONFORMITY
OPERC
OPERC
GYRO
GYRO
"Big Blue" Fault
12 Miles
10/08

Ammazzo Proximity to Flatrock/JB Mountain

Located on South Marsh Island Block 251 Approximately 16 and 11 Miles South-Southeast of Flatrock and JB Mountain, Respectively


LIGHTHOUSE POINT
FLATROCK
LA STATE LEASE 340
TIGER SHOAL
HURRICANE
J.B. MTN.
J.B. MTN. DEEP
STRUCTURAL AXIS OF RIDGE TRENDING FROM FLATROCK, HURRICANE, JB MTN., JB MTN DEEP TO AMMAZZO
OCS 310
AMMAZZO
1 Mile
10/08

Ammazzo Exploration Prospect



Located in 25 feet of water on South Marsh Island Block 251


244
243
242
241
240
AMMAZZO
249
250
251
252
253
McMoRan Prop. Loc.
McMoRan Prop Loc.
258
257
256
255
254
ONE MILE
10/08

MMR WI: 25.9%

MMR NRI: 21.1%

To Spud in November 2008

PTD: 24,500'

- Targeting one of the Largest Undrilled Structures Below 15,000' on the Shelf
- Positioned on the Southern Portion of the Structural Ridge Extending From Flatrock and JB Mountain
- Gross Unrisked Potential of 500 Bcfe to > 1 Tcfe

Flatrock/JB Mountain/Ammazzo Cross Section


Z
NW
Flatrock
Hurr. Deep
J. B. Mtn.
J. B. Mtn. Deep
Ammazzo
Z'
SE
MMR #2
MMR #5
MMR #4
MMR #1
CVX #3
Prop. Loc. F
MMR #226
El Paso #220
EL PASO #218
MMR #224
Prop. Loc.
Prop. Loc.
10000
15000
20000
25000
Lighthouse Point Shallow Production 0.5 TCFE
Tiger Shoal Field Shallow Production 3.4 TCFG
ROB-L
Producing
Producing
Producing
Producing
UNCONFORMITY
UNCONFORMITY
OPERC
OPERC
OPERC
OPERC
GYRO
GYRO
GYRO
GYRO
"Big Blue" Fault
6 Miles
20 Miles
10/08

Northeast Belle Isle Exploration Prospect



Located in
St. Mary Parish, Louisiana


16S11E
17S11E
Surf. Loc.
McMoRan
Miami Corp. #1
Drilling
PBH
N. E. BELLE ISLE
ONE MILE
10/08

MMR WI: 35.7%

MMR NRI: 24.9%

Current Depth: 14,000’

PTD: 18,500’

- **Targeting *Rob-L* Sands in the Middle Miocene**
- **Gross Unrisked Potential: 170 Bcfe**

McMoRan EXPLORATION CO.

McMoRan Acreage Position

Rights to 1.3 Million Gross Acres, Including 320,000 Acres in the Ultra-deep Trend



Flatrock Area
OCS 310/LA State Lease 340
McMoRan has rights to 150,000 gross acres.
100'
650'
South Timbalier Block 168 (BLACKBEARD)
McMoRan Controls 25,000 Gross Acres
10/08

MOXY Acreage

- Legacy
- HBP Acquired in August 2007
- Ultra-deep Potential Acquired in August 2007

McMoRan Exploration Co.

South Timbalier Block 168 Exploration Prospect



Located in 70 Feet of Water

Re-entered March 18, 2008



165
164
112
111
110
186
187
141
142
143
B
SOUTH TIMBALIER
SHIP SHOAL
189
188
167
166
McMoRan Blackbeard West #1BP2 Drilling
McMoRan Blackbeard Prop
B'
210
211
169
170
171
Blackbeard - ST 167/168
1 Mile
Scale
10/00

- **Drilled to 32,997'**
- **Logged 4th Potential Hydrocarbon Bearing Zone in October – Further Evaluation Needed**
- **McMoRan Operates and Owns 32.3% WI**
- **Well is Permitted to 35,000'**

South Timbalier Block 168 Cross Section


Generalized Cross Section
Blackbeard Area
B
South Timbalier 168
B'
Wedge
Conceptual Model
Depositional Wedge
Wedge
Depositional Thinning on Crest of Paleo Structure
Depositional Thickening off Crest of Paleo Structure
N
S
WNW
ESE

Comparison to Significant Deepwater Discovery


K2 Field - Green Canyon Area
Conceptual Structural Cross Section A-A'
WEDGE MODEL
Reported Downdip Appraisal Well (2008)
A'
A
4 Miles
② (2004)
③ (2003)
② (2002)
① (1999)
84' NFP
+-60' NFP
25,000' TVD
Wedge Model
+-128 NFP
26,000' TVD
27,000' TVD
4000' Column
28,000' TVD
+-165 NFP
Reported a New Pay Zone NFP?
Lower Miocene
5000' Column ?
Reported Oil/Water Contact Established
K2 Field
Reported Field Size "2-4 BBOE in Place"
SALT
Green Canyon Area

"Schematic cross-section based on public data by the operator of the K2 discovery in the deepwater GOM in the Green Canyon area as interpreted by McMoRan"

2008 Outlook

- **2008 Production Estimated to Average 250 MMcfe/d***
  - **180 MMcfe/d Estimated for 4Q08**
- **Continuing Active Drilling Program**
  - **OCS 310/LA State Lease 340 Area**
    - Flatrock Development/Exploitation Wells
    - Tom Sauk
    - Gladstone
  - **South Timbalier Block 168 No. 1 (Previously Known as Blackbeard West)**
  - **Northeast Belle Isle (St. Mary Parish, Louisiana)**
  - **South Marsh Island Block 251 (Ammazzo)**
- **2008 Capital Expenditures Estimated to ~ $270 MM**
  - **$95 MM in Exploration/Exploitation for Flatrock and Other Opportunities**
  - **$175 MM in Development Costs**
  - **Capital Spending Driven by Opportunities**

Amounts above are estimates. Please see Cautionary Statement.

** Assumes 2008 natural gas prices will be less than $10.34 per MMbtu, the established threshold by MMS under which royalty relief is available for 2008. If 2008 prices average more than $10.34/MMbtu production for 2008 is estimated to average approximately 245 MMcfe/d.*

Cash Flow Sensitivities

($ in millions)

2008e EBITDAX (1)


$770
$785
$800
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

2008e Excess Cash Flow (2)


$280
$290
$300
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

---

(1) Based on 2008 production estimate of 250 MMcfe/d for 2008 (180 MMcfe/d in 4Q 2008) from existing fields and assumes NYMEX forward curve pricing as of October 16, 2008 ($6.80/MMbtu and $72.00/bbl average in fourth quarter of 2008). Estimates include the projected impact of hedges currently in place (hedge prices average $9.16/MMbtu for natural gas and $72.30/bbl for November and December 2008). After considering the impact of our current hedge positions, each $1.00/MMbtu change in the natural gas price over the remainder of 2008 would impact annual EBITDAX by $12 million and each $5/bbl change in the oil price would impact our EBITDAX by $3 million. A 5 percent change in production volume (natural gas equivalents) would impact our EBITDAX by approximately $7 million.

(2) Excess cash flow equals operating cash flow (net of interest, estimated abandonment expenditures of approximately $60 million, and working capital) less CAPEX of $270 million, preferred dividends and other cash requirements; before debt reductions.

e = estimate. Please see Cautionary Statement.

Financial Policy

- **Maintain Strong Balance Sheet to Enable Future Growth**
- **Commit Capital to High Potential Opportunities While Maintaining Capital Discipline**
- **Manage Risk Through Partnering**

Key Investment Highlights

- Significant Reserves and Production Profile
- High Impact Exploration Prospects
  - Recent Exploration Success Provides Multiple Near-term Opportunities
- One of the Largest Acreage Holders on GOM Shelf
- Strong Cash Flow Generation
- Additional Upside From Potential MPEH™ LNG/Storage Project/Sulphur Opportunity
- Experienced Management With a Track Record of Success
- Attractive Risk/Reward Profile

McMoRan Exploration Co.

Reference Slides



www.mcmoran.com
www.mpeh.com

MMR LISTED NYSE

Hedge Positions

Excluding Puts, Less Than 5% of Estimated Reserves Hedged

Natural Gas Positions (million MMbtu)

	Open Swap Positions[1]		Put Options[2]	
	Volumes	Average Swap Price	Volumes	Average Floor
4Q08	2.7	$ 9.16	1.5	$ 6.00
2009	7.3	$ 8.97	3.2	$ 6.00
2010	2.6	$ 8.63	1.2	$ 6.00

Mark to market position on natural gas at 9/30/08: $11.5 MM Gain

Oil Positions (thousand bbls)

	Open Swap Positions[1]		Put Options[2]	
	Volumes	Average Swap Price	Volumes	Average Floor
4Q08	120	$ 72.30	66	$ 50.00
2009	322	$ 71.82	125	$ 50.00
2010	118	$ 70.89	50	$ 50.00

Mark to market position on oil at 9/30/08: $16.5 MM Loss

(1) Covering periods January-June and November-December
(2) Covering periods July-October

Reconciliation of Non-GAAP Measure

The financial results provided in this presentation before hurricane charges and unrealized mark-to-market gains on derivative contracts are non-GAAP results that are provided as supplemental information. These results should not be relied upon as alternative measures to Generally Accepted Accounting Principles (GAAP) and primarily reflect items that management believes it should take into consideration to more accurately measure and monitor McMoRan's comparative performance on a consistent basis. McMoRan's management believes that the hurricane related charges incurred in the third quarter of 2008 do not reflect charges that would be expected to be incurred on a regular basis. McMoRan's management also believes that the changes in fair value of its open oil and gas derivative contracts should be excluded due to the significant volatility of changes in the fair value of these contracts.

McMoRan's management utilizes both the GAAP and the non-GAAP results in this presentation to evaluate McMoRan's performance and believes that comparative analysis of results can be enhanced by excluding the impact of these items. The following is a reconciliation of reported amounts to non-GAAP items:

	3rd Qtr.	9-mos.
	($ in millions, except per share amounts)	
Net (loss) income applicable to common stock	$ (6)	$ 76
Hurricane Charges	152	152
Unrealized (gain) loss on oil & gas derivative contracts	(82)	3
Tax Impact	(2)	(5)
Net income applicable to common stock, non-GAAP	62	226
Net (loss) income per share, as reported (1)	$(0.10)	$1.14
Add: Impact of special items, net	1.06	1.71
Net income per share, non-GAAP (1)	$0.96	$2.85

* Determined using basic shares in 3Q08 and diluted in nine-months

MCMORAN EXPLORATION CO.

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not defined under accounting principles generally accepted in the United States of America ("GAAP"). As defined by us, EBITDAX reflects our adjusted oil and gas operating income. EBITDAX is derived from net (loss) income from continuing operations before other (income) expense, interest expense (net), income taxes, start-up costs for Main Pass Energy Hub™ project, exploration expenses, depreciation, depletion and amortization expense, stock-based compensation charged to general and administrative expenses, unrealized (gains) losses on oil & gas derivative contracts, and insurance recovery. EBITDAX should not be considered by itself or as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of our profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income, this measure varies among companies. The EBITDAX data presented above may not be comparable to similarly titled measures of other oil and gas companies. A reconciliation of net (loss) income to EBITDAX for the third quarter and nine-months ended of 2008 is set forth below:

	3rd Qtr.	9-mos.
	($ in millions)	
Net (loss) income applicable to common stock	$ (6)	$ 76
Preferred dividends and amortization of convertible preferred stock issuance costs	11	20
Loss from discontinued operations	1	3
Income from continuing operations	6	99
Other (income) expense	0	2
Interest expense, net	11	41
Income tax	1	3
Start-up costs for Main Pass Energy Hub™ project	2	5
Exploration expenses	15	49
Depreciation, depletion and amortization expense *	250	492
Hurricane-related charges included in production and delivery costs	6	6
Stock-based compensation charge to general and administrative expenses	2	12
Insurance recovery	0	(3)
Unrealized (gain) loss on oil & gas derivative contracts	(82)	3
EBITDAX	$211	$709

** Includes $146 Million of hurricane related charges*